EXTRAORDINARY EVENT	9 Months Ended
Sep. 30, 2011
Extra Ordinary Event [Text Block]

NOTE 14 — EXTRAORDINARY EVENT

On July 19, 2011, the building housing LiqTech Int. DK (formerly CoMeTas AS) corporate office and production facility suffered damages resulting from a fire in the roof structure and portions of the corporate offices. The Production facility suffered structural and water damages making the facility unsafe for future use. The Company located a new facility and moved their operations and usable equipment. The Company is in the process of assessing the damages and has filed claims under two insurance policies on LiqTech Int. DK, a DKK 15,500,000 (approximately $2,750,000 USD) policy for casualty losses and a DKK 10,000,000 (approximately $1,800,000 USD) policy for business interruptions.

As of September 30, 2011 the Company has received DKK 1,108,000 (Approximately $201,000) recorded as a $238,000 increase in sales and increase in $37,000 in costs of goods sold under the business interruption policy.

As of September 30, 2011 the Company has received DKK 4,184,000 (Approximately $760,000) under the casualty loss policy. Management has reclassified $285,558 in net assets from property and equipment to other receivables for lost leasehold improvements at the former facility currently being reimbursed and replaced in the new facility. Final assessments of the overall damages have not been completed but the overall loss will be within the insured amounts. The insurance company has informed the Company that they will cover any losses to the underlying assets and business interruptions within the insured amounts.